UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 30, 2011

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2011, the Compensation Committee of the Board of Directors of SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”), approved the Executive Incentive Plan. The Executive Incentive Plan is attached as Exhibit 10.38 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2011, the Company held its annual meeting of stockholders. At the annual meeting, the matters on which the stockholders voted, in person or by proxy were:

(i)	to elect eight nominees as directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(ii)	to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) increasing the authorized number of shares available for issuance from 85,000,000 shares to 110,000,000 shares;

(iii)	to approve, on an advisory (non-binding) basis, the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement;

(iv)	to indicate, on an advisory (non-binding) basis, how frequently the Company should seek future, further advisory votes on the compensation of the Company’s executive officers; and

(v)	to ratify the selection of Ernst & Young LLP as SciClone’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The eight nominees were elected, the Amendment was approved, the compensation of executive officers was approved, the stockholders approved a one year interval for future advisory voting on executive compensation and the appointment of the independent registered public accounting firm was ratified. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld
Jon S. Saxe	22,459,176	2,330,611
Friedhelm Blobel, Ph.D.	24,141,130	648,657
Peter Barrett	24,205,930	583,857
Richard J. Hawkins	22,770,130	2,019,657
Trevor M. Jones, Ph.D.	24,140,750	649,037
Gregg A. Lapointe	24,040,449	749,338
Ira D. Lawrence, M.D.	24,130,630	659,157
Mark Lotter	23,937,827	851,960

Approval of the Amendment:

Votes For	Votes Against	Abstentions
36,119,692	3,578,610	141,096

The Amendment was filed with the Delaware Secretary of State on July 1, 2011 and is attached hereto as Exhibit 3 (i).1(2).

Approval of the Executive Compensation:

Votes For	Votes Against	Abstentions
23,779,306	922,341	88,140

Frequency of Advisory Voting on Executive Compensation:

One Year	Two Years	Three Years	Abstentions
13,906,839	293,601	10,491,035	98,132

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
39,265,148	525,620	48,630

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3(i).1(2)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of SciClone Pharmaceuticals, Inc., as filed with the Delaware Secretary of State on July 1, 2011.

10.38	Executive Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2011	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Gary S. Titus
Gary S. Titus
Chief Financial Officer and Senior Vice President, Finance